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                                                                 EXHIBIT 10.1(i)


                              SURRENDER AGREEMENT


          AGREEMENT made as of this 23rd day of March, 2001 by and between 401 Park Avenue South Associates LLC, having an office at 30 West 26th Street, 8th Floor, New York, New York 10010 (hereinafter referred to as "Landlord") and Health Management Systems, Inc., having an office at 401 Park Avenue South, 4th Floor, New York, New York (hereinafter referred to as "Tenant").


                                            WITNESSETH:

WHEREAS:

         A. Tenant and Landlord, as Tenant and Landlord respectively, entered into a certain lease dated February 1, 1980, as amended by an Amendment of Lease dated February 1, 1980, a Second Amendment of Lease dated October 9, 1981, a Third Amendment of Lease dated September 24, 1982, a Fourth Amendment of Lease dated January 6, 1986, a Fifth Amendment of Lease dated February 28, 1990, a Sixth Amendment of Lease dated May 30, 2000 and a Seventh Amendment of Lease dated May 30, 2003 with respect to a portion of the 12th Floor in the building known as 401 Park Avenue South, (hereinafter called the "Building") which Lease by its term expires on May 13, 2013 (hereinafter called the "Lease"); and

         B. Tenant agrees to surrender the Lease to Landlord and Landlord is willing to accept such surrender in the manner and upon the terms and conditions hereinafter set forth.

                  NOW THEREFORE, in consideration of the promises and the agreements hereinafter contained, it is mutually covenanted and agreed as follows:

                  1. Tenant hereby irrevocably surrenders to Landlord, as of midnight March 31, 2001 (the "Surrender Date"), the Lease and the term and estate thereby granted together with the premises demised by the Lease (hereinafter referred to as the "Premises"), to the intent and purpose that the estate of Tenant in and to the Premises shall be wholly extinguished and that the term of the Lease shall expire on the Surrender Date in the same manner and with the same effect as if the Surrender Date were the date set forth in the Lease for the expiration of the term thereof.

                  2. Tenant hereby agrees to surrender the Premises on the Surrender Date in the condition and state of repair existing on the date of the execution of this Agreement.

                  3. Tenant hereby represents and covenants that nothing has been or will be done or suffered whereby the Lease or the term or estate thereby granted, or the Premises or any part thereof, or any alteration, decoration, installation, addition and improvement in and to the Premises or any part thereof, have been or will be encumbered in any way whatsoever, and that Tenant owns and will own the Lease, and has and will have good right to surrender the same, and that no one other than Tenant has acquired or will acquire through or under Tenant any right, title or interest in or to the Lease or the term
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of estate thereby granted, or in or to the Premises or any part thereof, or in or to said alteration, decorations, installations, additions and/or improvements or any part thereof.

                  4. Landlord hereby accepts such surrender and termination as of the Surrender Date and in consideration of such surrender and termination by Tenant and of the acceptance of such surrender and termination by Landlord, Tenant and Landlord do hereby mutually release each other, their respective successors and assigns of and from any and all claims, damages, obligations, liabilities, actions and causes of action, of every kind and nature whatsoever arising under or in connection with the Lease, except that nothing herein contained shall be deemed to constitute a release or discharge of Tenant with respect to any obligation or liability accrued or incurred under the Lease, up to and including anything outstanding on the Surrender Date.

                  5. This Agreement may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                  6. The covenants, agreements, terms, provisions and conditions in this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  7. This Surrender Agreement shall not be binding upon Landlord unless and until (a) it has been duly executed by Landlord and delivered by Landlord to Tenant and (b) Tenant has paid to Landlord any outstanding monies as provided for in this Lease by certified check, bank check or other collected funds.


                  IN WITNESS WHEREOF, the parties hereto have respectively executed this Agreement as of the day and year first above written.

                                    HEALTH MANAGEMENT SYSTEMS, INC.


                                    By: /s/ Vincent C. Hartley
                                       ---------------------------------------

                                    401 PARK AVENUE SOUTH ASSOCIATES LLC

                                    By: /s/ Stephen J. Meringoff, Member
                                    By: /s/ Farrel Virga
                                       ---------------------------------------
                                       ATTORNEY IN FACT